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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 June 26, 1998

                                 Date of Report

                       (Date of earliest event reported)

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                        DECRANE AIRCRAFT HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                        0-22371                 34-1645569
 (State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                          Identification
                                                                      No.)
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             2361 ROSECRANS AVENUE, SUITE 180, EL SEGUNDO, CA 90245

         (Address, including zip code, of principal executive offices)

                                 (310) 725-9123

              (Registrant's telephone number, including area code)

                            ------------------------

                                 NOT APPLICABLE

(Former address and telephone number of principal executive offices, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    ACQUISITION OF AVTECH CORPORATION

    On June 4, 1998, the Company announced that it signed a definitive agreement to purchase substantially all of the outstanding stock of Avtech Corporation ("Avtech"). The purchase was consummated on June 26, 1998. Avtech is a leading provider of cockpit audio, lighting and power control devices and an avionics systems integrator for the commercial, regional and corporate jet aircraft markets. Avtech is located in Seattle, Washington.

    The total purchase price was $84.7 million in cash at closing, including an estimated $1.3 million of acquisition related costs. The acquisition was funded with borrowings under the Company's senior revolving line of credit ("Senior Credit Facility"). In conjunction with the acquisition, the Senior Credit Facility was amended to increase the permitted maximum borrowings by $30.0 million to $105.0 million, effective with the closing of the acquisition. The permitted maximum borrowings are subject to mandatory reductions of up to $45.0 million from the proceeds of certain indebtedness and further automatic reductions on the last day of each month in a monthly amount of $500,000 from October 31, 1998 through May 31, 1999 and $1.0 million per month thereafter. The maximum interest rate margins were increased 0.25% to 1.00% above the prime rate or 2.25% above the IBOR rate and the maximum commitment fee was increased to 0.425% on the unused portion of the Senior Credit Facility.

    The transaction will be accounted for as a purchase and the estimated $60.4 million difference between the purchase price and the fair value of the net assets acquired will be recorded as goodwill and amortized on a straight-line basis over 30 years. The Company's consolidated results of operations will include the operating results of Avtech subsequent to June 26, 1998.

    Copies of the press releases issued by the Company on June 4 and 26, 1998 with respect to the Avtech acquisition are attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, and are incorporated herein by reference.

    ACQUISITION OF DETTMERS INDUSTRIES, INC.

    On June 30, 1998, the Company purchased certain assets, subject to certain liabilities assumed, of Dettmers Industries, Inc. ("Dettmers"). Dettmers is a manufacturer of aircraft seats and related cabin furnishings for corporate jet aircraft. Dettmers is located in Stuart, Florida.

    The total purchase price was $2.3 million in cash at closing, including an estimated $141,000 of acquisition related costs, plus contingent consideration aggregating a maximum of $2.0 million payable over four years based on future attainment of defined performance criteria during each of the years in the four year period ending December 31, 2002. The acquisition was funded with borrowings under the Company's Senior Credit Facility.

    The transaction will be accounted for as a purchase and the estimated $2.0 million difference between the purchase price, excluding contingent consideration, and the fair value of the net assets acquired will be recorded as goodwill and amortized on a straight-line basis over 30 years. The amount of contingent consideration paid in the future, if any, will increase goodwill and will be amortized prospectively over the remaining period of the initial 30-year term. The Company's consolidated results of operations will include the operating results of Dettmers subsequent to June 30, 1998.

    A copy of the press release issued by the Company on July 1, 1998 with respect to the Dettmers acquisition is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    a.  Financial statements of businesses acquired.

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    Audited financial statements of Avtech Corporation, including notes thereto and auditors' report thereon, as of September 30, 1997 and 1998 and March 31, 1998 and for each of the three years in the period ended September 30, 1997 and the six months ended March 31, 1998 are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

    The acquisition of Dettmers Industries, Inc. is not "significant" as such term is defined in Regulation S-X and therefore audited financial statements are not filed herewith.

    b.  Pro forma financial information.

    Unaudited pro forma consolidated financial data, including explanatory notes thereto, as of March 31, 1998 and for the three months ended March 31, 1998 and the twelve months ended December 31, 1997 are filed herewith as Exhibit 99.5 and are incorporated herein by reference.

    c.  Exhibits.

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EXHIBIT
 NO.   EXHIBIT DESCRIPTION
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
  2.1 Stock Purchase and Sale Agreement by and among the shareholders of Avtech Corporation and DeCrane Aircraft Holdings, Inc. *

  2.2 Asset Purchase and Sale Agreement by and among Dettmers Industries, Inc., Peter Dettmers and Andrew Perl, and DeCrane Aircraft Holdings, Inc. and DAHX Acquisition, Inc. *

 10.1 Consent and Amendment No. 3 to Loan and Security Agreement dated as of May 29, 1998 among DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica Bank--California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders *

 99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on June 4, 1998 regarding the signing of a definitive agreement to acquire Avtech Corporation incorporated by reference in Item 2 of this report **

 99.2 Press release issued by DeCrane Aircraft Holdings, Inc. on June 26, 1998 regarding consummation of the acquisition of Avtech Corporation incorporated by reference in Item 2 of this report *

 99.3 Press release issued by DeCrane Aircraft Holdings, Inc. on July 1, 1998 regarding consummation of the acquisition of Dettmers Industries, Inc. incorporated by reference in Item 2 of this report *

 99.4 Audited financial statements of Avtech Corporation, including notes thereto and auditors' report thereon, as of September 30, 1996 and 1997 and March 31, 1998 and for each of the three years in the period ended September 30, 1997 and the six months ended March 31, 1998 incorporated by reference in Item 7(a) of this report *

 99.5 Unaudited pro forma consolidated financial data, including explanatory notes thereto, as of March 31, 1998 and for the three months ended March 31, 1998 and the twelve months ended December 31, 1997 incorporated by reference in Item 7(b) of this report *
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*   --  Filed herewith

**  --  Previously filed June 5, 1998 on Form 8-K dated June 4, 1998.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                        DECRANE AIRCRAFT HOLDINGS, INC.
                                                 (Registrant)

July 10, 1998                   By:  /s/ ROBERT A. RANKIN
                                     -----------------------------------------
                                     Name:          Robert A. Rankin
                                     Title:  CHIEF FINANCIAL OFFICER AND
                                     SECRETARY
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                                 EXHIBIT INDEX

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
  EXHIBIT
    NO.      EXHIBIT DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------
        2.1  Stock Purchase and Sale Agreement by and among the shareholders of Avtech Corporation. and
               DeCrane Aircraft Holdings, Inc. *.............................................................

        2.2  Asset Purchase and Sale Agreement by and among Dettmers Industries, Inc., Peter Dettmers and
               Andrew Perl, and DeCrane Aircraft Holdings, Inc. and DAHX Acquisition, Inc. *.................

       10.1  Consent and Amendment No. 3 to Loan and Security Agreement dated as of May 29, 1998 among
               DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association,
               successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica
               Bank--California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders *.............

       99.1  Press release issued by DeCrane Aircraft Holdings, Inc. on June 4, 1998 regarding the signing of a definitive agreement to acquire Avtech Corporation incorporated by reference in Item 2 of this report **

       99.2  Press release issued by DeCrane Aircraft Holdings, Inc. on June 26, 1998 regarding consummation of the acquisition of Avtech Corporation incorporated by reference in Item 2 of this report
               *.............................................................................................

       99.3  Press release issued by DeCrane Aircraft Holdings, Inc. on July 1, 1998 regarding consummation of the acquisition of Dettmers Industries, Inc. incorporated by reference in Item 2 of this report *......................................................................................

       99.4  Audited financial statements of Avtech Corporation, including notes thereto and auditors' report thereon, as of September 30, 1996 and 1997 and March 31, 1998 and for each of the three years in the period ended September 30, 1997 and the six months ended March 31, 1998 incorporated by reference in Item 7(a) of this report *.......................................................

       99.5  Unaudited pro forma consolidated financial data, including explanatory notes thereto, as of
               March 31, 1998 and for the three months ended March 31, 1998 and the twelve months ended
               December 31, 1997 incorporated by reference in Item 7(b) of this report *.....................
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*   --  Filed herewith

**  --  Previously filed June 5, 1998 on Form 8-K dated June 4, 1998.